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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                            ----------------------

                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported): December 16, 1997



                   POWER TEST INVESTORS LIMITED PARTNERSHIP
              (Exact name of registrant as specified in charter)



       New York                     0-14557                    11-2717079
(State of Organization)           (Commission                 (IRS Employer
                                  File Number)             Identification No.)



125 Jericho Turnpike, Jericho, New York                                 11753
(Address of principal executive offices)                              (Zip Code)



      Registrant's Telephone Number, including area code: (516) 338-2600





                                Not Applicable
        (Former name or former address, if changed since last report)



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Item 5. Other Events.

        On December 16, 1997, Power Test Investors Limited Partnership, a New York limited partnership ("PTI"), Getty Realty Corp., a Delaware corporation ("Getty") and CLS General Partnership Corp., a Delaware corporation and the general partner of PTI, entered into an Agreement and Plan of Reorganization and Merger (the "Merger Agreement"), which is attached hereto as Exhibit 99.1 and incorporated by reference herein. Pursuant to the terms of the Merger Agreement, PTI and Getty will form a Maryland holding company ("Holdings"), Holdings will form two subsidiaries (PTI Merger L.L.C.("PTI LLC") and Getty Merger Sub, Inc. ("Getty Sub")) and, subject to certain conditions being satisfied or waived, PTI LLC will merge with and into PTI and Getty Sub will merge with and into Getty (the "Getty Merger" and the "PTI Merger," and collectively, the "Mergers"). Pursuant to the Mergers, (i) each outstanding unit of limited partnership interest in PTI will be converted into the right to receive 0.44 share of Holdings' Series A Participating Convertible Redeemable Preferred Stock, par value $.01 per share ("Holdings Preferred Stock"), (ii) each outstanding unit of general partnership interest in PTI will be converted into the right to receive 0.44 share of Holdings Preferred Stock and (iii) each outstanding share of Getty Common Stock, par value $.10 per share, will be converted into the right to receive one share of Holdings Common Stock, par value $.01 per share ("Holdings Common Stock"). It is anticipated that the Holdings Common Stock and Holdings Preferred Stock will trade on the New York Stock Exchange. Conditions to the consummation of the Mergers include the receipt of approval from the holders of PTI limited partnership interests and stockholders of Getty. The parties anticipate scheduling special meetings of holders of PTI limited partnership interests and Getty stockholders to vote on the proposed Mergers as soon as proxy materials are cleared by the Securities and Exchange Commission, and expect to close the transaction in early 1998.

        On December 17, 1997, PTI and Getty issued a joint press release announcing the execution of the Merger Agreement, which press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

        The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the full text of the agreement which is attached hereto as an exhibit.

        The information set forth above shall not be deemed to constitute an offer to sell any security. Any such offer to sell will be made only by means of a prospectus.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        7(c) Exhibits.

        99.1 Agreement and Plan of Reorganization and Merger dated as of December 16, 1997.

        99.2 Press Release dated December 17, 1997.




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SIGNATURES




        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               POWER TEST INVESTORS
                                               LIMITED PARTNERSHIP

Date: December 17, 1997                        By: CLS General Partnership Corp.

                                               By: /s/ Milton Cooper
                                                   ---------------------------
                                                   Milton Cooper
                                                   Secretary
























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                                EXHIBIT INDEX



                                                             Sequentially
Exhibit No.        Description                               Numbered Page
-----------        -----------                               -------------

99.1               Agreement Plan of Reorganization and
                   Merger dated as of December 16, 1997


99.2               Press Release dated December 17, 1997

















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